UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 10, 2013

BLOX, INC.
(Exact name of registrant as specified in its charter)

000-53565
 (Commission File Number)

Nevada	20-8530914
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Suite 206 - 595 Howe Street, Vancouver, British Columbia, V6C 2T5
(Address of principal executive offices) (Zip Code)

 (778) 218-9638
(Registrant’s telephone number including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 5, 2013, Ronald Renne was appointed as a Director, President, Financial and Accounting Officer and Chief Executive Officer of the Company.  Mr. Renne has over 10 years of experience in the banking sector and managing Information Technology resources. Mr. Renne has worked at HFC bank in London and Royal Bank of Scotland. Mr. Renne graduated from the Manchester Metropolitan University in 2000, with a BA Hons. He also holds all the required Retail Banking Certificates to allow him to practice banking services in the United Kingdom.

On December 5, 2013, Jagtar Sandhu resigned as a Director, President, Financial and Accounting Officer and Chief Executive Officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blox, Inc.
Date:	December 9, 2013	(Registrant)

"Ronald Renne"
Ronald Renne President, Chief Executive Officer